Exhibit 32.1
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                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Quarterly Report of Groen Brothers Aviation, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, David Groen, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         a.   the Quarterly Report fully complies with the requirements of
              Section 13(a) of the Securities Exchange Act of 1934; and

         b. the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ David Groen
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David Groen, President and Chief Executive Officer
(Principal Executive Officer)
November 18, 2005